UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 2, 2023

Date of Report (date of earliest event reported)

Steel Connect, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35319	04-2921333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 32nd Floor New York New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 520-2300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STCN	Nasdaq Capital Market
Rights to Purchase Series D Junior Participating Preferred Stock	--	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CFO Succession

On August 2, 2023, Jason Wong notified the board of directors (the “Board”) of Steel Connect, Inc. (the “Company”) of his resignation from the position of Chief Financial Officer (“CFO”) and Treasurer, effective August 4, 2023. Mr. Wong will be pursuing other opportunities but will remain with the Company during a transition period. The Company thanks Mr. Wong for his contributions.

On August 2, 2023, the Board appointed Ryan O’Herrin as CFO of the Company, effective August 7, 2023. Mr. O’Herrin, age 45, has served as Division Finance Director of Eastman Chemical Company since 2022. Prior to that role, he served as Division CFO for Genus PLC from 2016 to 2022. Before that, Mr. O’Herrin had a robust 13-year career with Weir Group, where his roles spanned IT, finance and strategy, culminating in his last role as EVP of Strategy and Information Technology for the Minerals North America Region. Mr. O’Herrin graduated from the Advanced Management Program of Harvard Business School in 2018, and holds a Bachelor of Science in Computer Science and a Master of Business Administration from the University of Wisconsin – Madison.

There is no arrangement or understanding between Mr. O’Herrin and any other persons pursuant to which he was selected as CFO, and there are no family relationships between Mr. O’Herrin and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. There are no transactions involving Mr. O’Herrin to be reported pursuant to Item 404(a) of Regulation S-K.

Mr. O’Herrin’s services will be provided to us by our manager, Steel Services Ltd. (“Steel Services”), pursuant to the management services agreement between the Company and Steel Services, dated June 14, 2019, as amended on October 27, 2022, and as such, Mr. O’Herrin will not receive compensation directly from the Company for his service thereto. For information on Mr. O’Herrin’s compensation paid by Steel Services, see the Current Report on Form 8-K filed by Steel Partners Holdings, L.P. (“Steel Holdings”) on August 7, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2023	Steel Connect, Inc.

	By:	/s/ Maria Reda
		Name:	Maria Reda
		Title:	General Counsel

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